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                                                                  EXHIBIT 10.1


                         REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated June 1, 1992, is among HEALTHCOR HOLDINGS, INC., a Delaware corporation (the "Corporation"), S. WAYNE BAZZLE (the "Founder"), CHERYL C. BAZZLE ("C. Bazzle"), LKCM VENTURE PARTNERS I, LTD., a Texas limited partnership ("LKCM"), RFE INVESTMENT PARTNERS IV, L.P., a Delaware limited partnership ("RFE"), the HEALTHCOR HOLDINGS, INC. EMPLOYEE STOCK OWNERSHIP PLAN (the "ESOP"), WILLIAM G. RITTER ("Ritter"), and SHADANANA P. ATTALURI ("Attaluri") (the foregoing parties to this Agreement, other than the Corporation, are hereinafter collectively referred to as the "Holders").

         WHEREAS, the Holders own the Common Stock, $.01 par value per share, of the Corporation (the "Common Stock"), the Series A Convertible Preferred Stock, $.01 par value per share, of the Corporation (the "Series A Preferred Stock"), the Series B Convertible Preferred Stock, $.01 par value per share, of the Corporation (the "Series B Preferred Stock"), and warrants to acquire shares of the Common Stock as set forth on Schedule A attached hereto; and

         WHEREAS, the Corporation and the Holders desire to set forth certain agreements with respect to the shares of stock of the Corporation.

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the parties hereto, intending to be legally bound, hereby covenant and agree as follows:

         SECTION 1. Registration Rights.

         1.1. Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                 "Commission" shall mean the Securities and Exchange commission, or any other federal agency at the time administering the Securities Act.

                 "Non-corporate Shares" shall mean the Restricted Shares, the Warrant Shares, and/or the Other Shares (as the case may be).

                 "Other Shareholders" shall mean (i) the Founder, (ii) C. Bazzle, (iii) the lineal descendants of the Founder or C. Bazzle, or
         (iv) any trust for the benefit of the foregoing individuals described in (i), (ii), and/or (iii).

                 "Other Shares" shall mean shares of Common Stock held by the Other Shareholders.

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                 "Person" shall mean and include an individual, a corporation, a partnership, limited partnership, a limited liability partnership, a limited liability company, a trust, an unincorporated organization and a government or any department, agency or political subdivision thereof.

                 "Preferred Stock" shall mean the issued and outstanding shares of Series A Preferred Stock and Series B Preferred Stock.

                 "Restricted Shares" shall mean shares of Common Stock constituting Restricted Securities.

                 "Restricted Securities" shall mean the Series A Preferred Stock, the Series A Reserved Shares, the Series B Preferred Stock, the Series B Reserved Shares, and any shares of capital stock received in respect of any of the foregoing shares, whether by reason of a stock, split or share reclassification thereof, a stock dividend thereon or otherwise, in each case which have not been sold to the public pursuant to (a) registration under the Securities Act or (b) Rule 144 (or similar or successor rule) promulgated under the Securities Act subsequent to the Corporation's initial public offering of securities registered under the Securities Act.

                 "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                 "Series A Reserved Shares" shall mean the shares of Common Stock issued or issuable upon conversion of the Series A Preferred Stock and any additional shares of Common Stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon, or otherwise.

                 "Series B Reserved Shares" shall mean the shares of Common Stock issued or issuable upon conversion of the Series B Preferred Stock and any additional shares of Common Stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon, or otherwise.

                 "Transfer" shall include any disposition of any shares of Restricted Securities or of any interest therein which would constitute a sale thereof within the meaning of the Securities Act.





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                 "Warrant Shares" shall mean the shares of Common Stock issued or issuable pursuant to (i) the Warrant, of even date herewith, to Ritter representing 50,000 Warrants to acquire (subject to adjustment as therein provided) 50,000 shares of Common Stock and (ii) the Warrant, of even date herewith, to Attaluri representing 10,000 Warrants to acquire (subject to adjustment as therein provided) 10,000 shares of Common Stock.

         1.2. Required Registration. If at any time the Corporation shall be requested by either (i) a majority in interest of the Series B Preferred Stock and the Series B Reserved Shares or (ii) a majority in interest of the Series A Preferred Stock and the Series A Reserved Shares to effect the registration under the Securities Act of Restricted Shares, then the Corporation shall promptly give written notice of such proposed registration to all holders of outstanding Restricted Securities, and thereupon the Corporation shall promptly use its best efforts to effect the registration under the Securities Act of the Restricted Shares which the Corporation has been requested to register for disposition described in the request of said holder or holders and in any response received within 30 days after the giving of the written notice by the Corporation; provided, however, that the Corporation shall not be obligated to use its best efforts to effect any registration under the Securities Act except in accordance with the following provisions:

                 (a) The Corporation shall not be obligated to file and use its best efforts to cause to become effective (i) more than one registration statement pursuant to Section 1.2(i) above and sold thereunder, (ii) more than two registration statements pursuant to
         Section 1.2(ii) above and sold thereunder, (iii) any registration statement during the period starting with the date forty-five (45) days prior to the Corporation's estimated date of filing of, and ending on a date six months after the effective date of such registration or any previous registration statement filed by the Corporation and with respect to which the holders of Restricted Securities, pursuant to Section 1.3, were given the opportunity to include therein all Restricted Shares which were requested to be included therein, or (iv) any registration statement if the Corporation shall furnish to the holders of Restricted Shares a certificate signed by the President of the Corporation stating that in the good faith judgment of the Board of Directors of the corporation it would be seriously detrimental to the Corporation or its stockholders for the registration statement to be filed or declared effective in the near future; provided, however, that the Corporation's obligations pursuant to this Section 1.2 (a) (iv) shall not be deferred for a period exceeding six (6) months; and provided further, however, that the Corporation's exemption pursuant to this
         Section 1. 2 (a) (iv)





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         shall only be available to the Corporation once every two years.

                 (b) Anything contained herein to the contrary notwithstanding, with respect to each registration requested pursuant to this Section 1.2, the Corporation may include in such registration Warrant Shares, which shall be Restricted Shares for purposes of this Section 1.2(b) and Section 1.3, any authorized but unissued shares of Common Stock for sale by the Corporation, and any other issued and outstanding shares of Common Stock for sale by others; provided, however, that if the number of shares of Common Stock so included pursuant to this clause (b) exceeds the number of Restricted Shares registered by the holder or holders of outstanding Restricted Securities requesting such registration, then such registration shall be deemed to be a registration in accordance with and pursuant to Section 1.3; provided, further, however that the, inclusion of such previously authorized but unissued shares by the Corporation or other issued and outstanding shares of Common Stock by others in such registration shall not prevent the holders of outstanding Restricted Shares requesting such registration from registering the entire number of Restricted Shares requested by them and, in the event the registration is, in whole or in part, an underwritten public offering, and the managing underwriter determines and advises in writing that the inclusion of all Restricted Shares proposed to be included in such registration, and such previously authorized but unissued shares of Common Stock by the Corporation and/or other issued and outstanding shares of Common Stock by persons other than the holders of Restricted Shares proposed to be included in such registration, would interfere with the successful marketing (including pricing) of such securities, then such previously authorized but unissued shares of Common Stock proposed to be included by the Corporation, and other issued and outstanding shares of Common Stock proposed to be included by persons other than the holders of Restricted Shares, shall be reduced or excluded from such registration (as the case may be).

         1.3. Incidental Registration. If the Corporation at any time proposes for any reason to register any of its securities under the Securities Act (other than on Forms S-4, S-8 or any similar or successor form), other than pursuant to Section 1.2 hereof, it shall each such time promptly give written notice to all holders of outstanding Restricted Securities, holders of Warrant Shares, and the Other Shareholders of its intention to do so. Within 30 days after receipt of any such notice, upon the written request to register any Restricted Shares, Warrant Shares, or Other Shares by (i) any holder of the Restricted Securities then outstanding, (ii) any holder of Warrant Shares, or
(iii) the Other Shareholders, as





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appropriate (which request shall specify the Non-corporate Shares intended to be sold or disposed of by such holders, and shall state the intended method of disposition of such Non-corporate Shares by the prospective seller), the Corporation shall use its best efforts to cause all such Non-corporate Shares to be registered under the Securities Act promptly upon receipt of the written request of such holders for such registration, all to the extent requisite to permit the sale or other disposition (in accordance with the intended methods thereof, as aforesaid) by the prospective seller or sellers of the Non-corporate Shares so registered. In the event that the proposed registration by the Corporation is, in whole or in part, an underwritten public offering of securities of the Corporation, any request pursuant to this Section 1.3 to register Non-corporate Shares shall specify that such shares are to be included in the underwriting (a) on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such registration or (b) on terms and conditions comparable to those normally applicable to offerings of Common Stock in reasonably similar circumstances in the event that no other shares of Common Stock are being sold through underwriters under such registration; provided, however, that if the managing underwriter determines and advises in writing that the inclusion of all Non-corporate Shares would interfere with the successful marketing (including pricing) of the shares of Common Stock to be registered by the Corporation (the "Corporate Shares"), then the number of Non-corporate Shares to be included in the underwritten public offering shall be reduced first, pro rata among the holders of Other Shares (based upon the total number of Other Shares submitted for registration) and, if the reduction in the Other Shares (which may include the elimination of the Other Shares from the offering) is insufficient to comply with the reduction required in writing by the managing underwriter, second, pro rata among the holders of the Restricted Shares (based upon the total number of Restricted Shares submitted for registration) to a number deemed satisfactory by the managing underwriter; and provided, further, however that at such time as the holders of Restricted Securities shall have realized on a cumulative basis from and after the date hereof net proceeds from the Transfer (whether public or private) of Restricted Shares equal to (i) $2,750,015 for RFE, (ii) $2,250,010 for LKCM, and (iii) $500,010 for the ESOP,
any such reductions shall be made pro rata among the holders of Non-corporate Shares (based upon the total number of Non-corporate Shares submitted for registration). Those shares of Common Stock which are excluded from the underwritten public offering (either because such shares were not requested by the holders thereof to be included therein or which were excluded pursuant to the immediately preceding sentence or in connection with a registration pursuant to Section 1.2 hereof) shall be withheld from the market by the holder thereof for a period, not to exceed 120 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.





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         1.4. Preparation and Filing. If and whenever the Corporation is under an obligation pursuant to the provisions of this Section 1 to use its best efforts to effect the registration of any Non-corporate Shares, the Corporation shall, as expeditiously as practicable:

                 (a) prepare and file with the Commission a registration statement with respect to such Non-corporate Shares and use its best efforts to cause such registration statement to become and remain effective;

                 (b) prepare and file with the Commission such amendments and supplements to such registration statements and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least six months and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Restricted Shares covered by such registration statement;

                 (c) furnish to each selling stockholder such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the public sale or other disposition of such Non-corporate Shares;

                 (d) use its best efforts to register or qualify the Non-corporate Shares covered by such registration statement under the securities or blue sky laws of such jurisdictions as each such seller (or, in the case of an underwritten offering, the managing underwriter) shall reasonably request (provided, however, that the Corporation shall not be required to consent to general service of process for all purposes in any jurisdiction where it is not then qualified or to register or qualify the Non-corporate Shares covered by such registration statement in any jurisdiction which would require the Corporation to amend its Certificate of Incorporation or Bylaws or covenant or undertake to do any other act or make any other change regarding its capitalization or share ownership prior to the effectiveness of such registration or qualification);

                 (e) notify each seller of Non-corporate Shares covered by such registration statement, at any time when a prospectus relating to the Non-corporate Shares covered by such registration statement is required to be delivered under the Securities Act within the appropriate period mentioned in clause (b) of this Section 1.4, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact





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         required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                 (f) at the request of any holder or holders requesting registration of Non-corporate Shares pursuant to this section 1, if such Non-corporate Shares are being sold through underwriters, use its best efforts to furnish to the underwriters on the date that such Non-corporate Shares are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, or, if such Non-corporate Shares are not being sold through underwriters, use its best efforts to furnish to such holder or holders on the date that the registration statement with respect to such Non-corporate Shares becomes effective, (i) an opinion, dated such date, of the counsel representing the Corporation for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the holder or holders making such request; and (ii) a comfort letter dated such date, from the independent certified public accountants of the Corporation, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the holder or holders making such request.

         1.5. Expenses. All expenses incurred by the Corporation in complying with Section 1.4, including, without limitation, all registration and filing-fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), fees and expenses of complying with securities and blue sky laws, printing expenses and fees and disbursements of counsel, including with respect to each registration effected pursuant to Sections 1.2 and 1.3, reasonable fees and disbursements of not more than one counsel for the sellers requesting registration hereunder and of the independent certified public accountants for the Corporation (including the expense of any special audits in connection with any such registration) shall be paid by the Corporation; provided, however, that all underwriting discounts and selling commissions applicable to the Non-corporate Shares covered by such registration shall be borne by the seller or sellers, in proportion to the number of Non-corporate Shares sold by such seller or sellers.





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         Anything contained herein to the contrary notwithstanding, the
Corporation shall not be required to pay for any expenses of any registration commenced pursuant to Section 1.2 hereof if the request for such registration is subsequently withdrawn at the request of the holders of a majority of the Restricted Shares to be registered, unless such holders agree to forfeit their rights to one demand registration pursuant to Section 1.2, or unless, at the time of such withdrawal, such holders shall have learned of a material adverse change in the condition, business or prospects of the Corporation from that known to them at the time of their initial request pursuant to Section 1.2 (other than general market conditions), in which case such holders shall not be required to pay any of such expenses and shall retain their rights pursuant to
Section 1.2.

         1.6. Indemnification. In connection with any registration of any Non-corporate Shares under the Securities Act pursuant to this Agreement, the Corporation shall indemnify and hold harmless the seller of such Non-corporate Shares, each underwriter, broker or any other person acting on behalf of such seller and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which any of the foregoing persons may become subject under the Securities Act or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Non-corporate Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Non-corporate Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated herein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Corporation of the Securities Act or state securities or blue sky laws applicable to the Corporation and relating to action or inaction required of the Corporation in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse such seller, such underwriter, such broker or such other person acting on behalf of such seller and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Corporation shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue





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statement or alleged untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Non-corporate Shares in reliance upon and in conformity with written information furnished to the Corporation through an instrument duly executed by such seller specifically for use in the preparation thereof.

         In connection with any registration of Non-corporate Shares under the Securities Act pursuant to this Agreement, each seller of Non-corporate Shares shall indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section 1.6) the Corporation and each officer or director of the Corporation who shall sign such registration statement, each underwriter, broker or other person acting on behalf of such seller, each person who controls any of the foregoing within the meaning of the Securities Act and each other seller of Non-corporate Shares under such registration statement with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Non-corporate Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Corporation or such underwriter through an instrument duly executed by such seller specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; provided, however, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each seller of Non-corporate Shares, to an amount equal to the net after-tax proceeds actually received by such seller from the sale of Non-corporate Shares effected pursuant to such registration.

         Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of. this Section 1.6, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be





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one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 1.6, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party -and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this Section 1.6.

         If the indemnification provided for in this Section 1.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         1.7. Information by Holder. Each holder of Non-corporate Shares included in any registration effected pursuant to this Section 1 shall furnish to the Corporation such information with respect to such holder and the proposed distribution by such holder as the Corporation shall request in writing on a timely basis and as shall, in the reasonable opinion of counsel for the Corporation, be required by federal or applicable state securities laws in connection with such registration effected pursuant to this Section 1.

         SECTION 2. Securities Act Registration Statements. The Corporation shall not file any registration statement (other than on Form S-8 or any similar or successor form thereto) under the Securities Act covering any securities unless it shall first have given the Holders written notice thereof. The Corporation further covenants that each Holder shall have the right, at any time when in its sole and exclusive judgment exercised in good faith it is or





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might be deemed to be a controlling person of the Corporation, to participate in the preparation of such registration statement and to require the insertion therein of material furnished to the Corporation in writing, which in such Holder's judgment or, if requested by the Corporation, in the opinion of counsel to such Holder (which counsel shall be reasonably satisfactory to the Corporation and whose reasonable fees and disbursements shall be paid by the Corporation), should be included. In connection with any registration statement referred to in this Section 2, the Corporation will indemnify, to the extent permitted by law, such Holder, its officers, directors, and partners, and each person, if any, who control such Holder within the meaning of Section 15 of the Securities Act, against all losses, claims, damages, liabilities and expenses caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statements or prospectus or any preliminary prospectus or any amendment thereof or supplement thereto or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement or alleged untrue statement or omission or alleged omission contained in written information furnished to the Corporation
by such Holder expressly for use in such registration statement.       If, in
connection with any such registration statement, such Holder shall furnish written information to the Corporation expressly for use in the registration statement, such Holder will indemnify to the extent permitted by law, the Corporation, its directors and officers, each underwriter and each person, if any, who controls the Corporation or any such underwriter within the meaning of
Section 15 of the Securities Act against all losses, claims, damages, liabilities and expenses caused by any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any preliminary prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or such omission or alleged omission is contained in or omitted from information so furnished in writing by such Holder for use therein. For purposes of this Section 2, the term "Holders" shall not include any holder of Warrant Shares.

         SECTION 3. Permitted Transfer by LKCM. [Intentionally Omitted].

         SECTION 4. Remedies. In case any one or more of the covenants set forth in this Agreement shall have been breached by the Corporation, the parties may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such





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breach and/or an action for specific performance of any such covenant contained in this Agreement.

         SECTION 5. Successors and Assigns. This Agreement shall bind and inure to the benefit of their respective successors, assigns, heirs, and personal representatives; provided, however, that any such person or entity shall be bound by this Agreement.

         SECTION 6. Entire Agreement. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement among the parties with respect to the subject matter hereof and supersedes any prior arrangement or understanding with respect thereto.

         SECTION 7. Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument and shall be deemed to have been duly given when delivered in person or, if mailed, three days after such notice has been sent by first class registered or certified mail, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties:

         (i)     If to the Corporation, to:

                 HealthCor Holdings, Inc.
                 5720 L.B.J. Freeway, Suite 550
                 Dallas, Texas 75240
                 Attention: President

                 With a copy (which shall not constitute notice) to:

                 Haynes and Boone, L.L.P.
                 3100 NationsBank Plaza
                 901 Main Street
                 Dallas, Texas 75202
                 Attention: Wm. S. Kleinman

         (ii)    If to the Founder or C. Bazzle, to:

                 11215 St. Judes Drive
                 Dallas, Texas 75230

         (iii)   If to LKCM, to:

                 LKCM Venture Partners I, Ltd.
                 301 Commerce Street
                 Suite 1600
                 Fort Worth, Texas 76102
                 Attention: General Partner





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                 With a copy (which shall not constitute notice) to:

                 Gardere & Wynne
                 A Registered Limited Liability Partnership
                 3000 Thanksgiving Tower
                 1601 Elm Street
                 Dallas, Texas 75201
                 Attention: Larry Schoenbrun

         (iv)    If to RFE, to:

                 RFE Investment Partners IV, Ltd.
                 36 Grove Street
                 New Canaan, Connecticut 06840
                 Attention: Mike Foster

                 With a copy (which shall not constitute notice) to:

                 O'Sullivan Graev & Karabell
                 30 Rockefeller Plaza
                 New York, New York 10012
                 Attention: Martin H. Levenglick, Esq.

         (v)     If to the ESOP, to:

                 5720 L.B.J. Freeway
                 Suite 550
                 Dallas, Texas 75240

                 With a copy (which shall not constitute notice) to:

                 Gardere & Wynne,
                   a Registered Limited Liability Partnership
                 3000 Thanksgiving Tower
                 1601 Elm Street
                 Dallas, Texas 75201
                 Attention: T. Mark Edwards

         (vi)    If to Ritter, to:

                 P.O. Box 893
                 Odessa, Texas 79760

                 With a copy (which shall not constitute notice) to:

                 Hollman, Lyon, Patterson & Durell, Inc.
                 1205 West University
                 Odessa, Texas 79764
                 Attention: Daniel J. Hollman

         (vii)   If to Attaluri, to:

                 P.O. Box 893
                 Odessa, Texas 79760

                 With a copy (which shall not constitute notice) to:

                 Hollman, Lyon, Patterson & Durell, Inc.
                 1205 West University
                 Odessa, Texas 79764
                 Attention: Daniel J. Hollman

         SECTION 8. Changes. The terms and provisions of this Agreement may not be modified or amended, or any of the provisions hereof waived, temporarily or permanently, except pursuant to the written consent of the party against whom the enforcement of any modification, amendment or waiver is sought.

         SECTION 9. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute only one agreement.

         SECTION 10. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         SECTION 11. Governing Law. This Agreement shall be governed by and construed in accordance with (a) the laws of the State of Texas applicable to contracts made and to be performed wholly therein, and (b) the laws of the State of Delaware applicable to corporations organized under the laws of such state.

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                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                          HEALTHCOR HOLDINGS, INC.

                          By:  /s/ S. WAYNE BAZZLE
                             -----------------------------------
                             S. Wayne Bazzle, President

                           /s/ S. WAYNE BAZZLE
                          --------------------------------------
                          S. Wayne Bazzle, Individually

                           /s/ CHERYL C. BAZZLE
                          --------------------------------------
                          Cheryl C. Bazzle, Individually

                          LKCM VENTURE PARTNERS I, LTD.

                          By: RBC Investment Corporation,
                                a Texas corporation
                               General Partner

                               By: /s/ ROBERT B. CRATES
                                 -------------------------------
                                 Robert B. Crates,
                                 President

                          RFE INVESTMENT PARTNERS IV, L.P.

                          By: RFE Associates IV, L.P.,
                              General Partner

                              By: /s/ [ILLEGIBLE]
                                 -------------------------------
                                 Its: General Partner
                                     ---------------------------

                          HEALTHCOR HOLDINGS, INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN

                          By: /s/ EVELYN L. WERTZ
                             -----------------------------------
                             Its: Trustee
                                 -------------------------------

                           /s/ WILLIAM G. RITTER
                          --------------------------------------
                          William G. Ritter

                          /s/ SHADANANA P. ATTALURI
                          --------------------------------------
                          Shadanana P. Attaluri